EXHIBIT 10.3

CLIFFORD CHANCE,
JANICKA, NAMIOTKIEWICZ, DĘBOWSKI I
WSPÓLNICY SPÓŁKA KOMANDYTOWA

EXECUTION COPY

DATED 24 FEBRUARY 2009

CAREY AGRI INTERNATIONAL-POLAND SP. Z O.O.

AND

CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC.

AND

ASTOR SP. Z O.O., BOLS HUNGARY KFT, BOLS SP. Z O.O., BOTAPOL HOLDING

B.V., DAKO-GALANT PRZEDSIEBIORSTWO HANDLOWO PRODUKCYJNE SP. Z O.O.,

DAMIANEX S.A., DELIKATES SP. Z O.O., FINE WINE & SPIRIT (FWS) SP. Z O.O.,

IMPERIAL SP. Z O.O., MIRO SP. Z O.O., MTC SP. Z O.O.,

MULTI-EX SP. Z O.O., ONUFRY S.A.,

PANTA HURT SP. ZO.O., POLNIS DYSTRYBUCJA SP. Z O.O.,

POLSKIE HURTOWNIE ALKOHOLI SP. Z O.O., PRZEDSIEBIORSTWO

DYSTRYBUCJI ALKOHOLI AGIS S.A., PRZEDSIĘBIORSTWO HANDLU

SPOŻYWCZEGO SP. Z O.O., PWW SP. Z O.O., SAOL DYSTRYBUCJA SP. Z O.O.

AND

BANK POLSKA KASA OPIEKI S.A.

AMENDMENT AGREEMENT

RELATING TO A FACILITY AGREEMENT

DATED 21 DECEMBER 2007 AS AMENDED AND RESTATED

ON 24 FEBRUARY 2009

THIS AMENDMENT AGREEMENT (“this Amendment Agreement”) is made on 24 February 2009

BETWEEN

(1)	CAREY AGRI INTERNATIONAL-POLAND SP. Z O.O., a company incorporated in Poland, having its registered seat at 02-690 Warszawa, ul. Bokserska 66A, Poland, entered into the register of business entities of the National Court Register under no. KRS 0000051098, with share capital of PLN 497,784,500.00, REGON 002160096, NIP 526-020-93-95 (the “Borrower”);

(2)	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC., a company incorporated under the laws of Delaware (the “Investor”);

(3)	ASTOR SP. Z O.O., BOLS HUNGARY KFT, BOLS SP. Z O.O., BOTAPOL HOLDING B.V., DAKO-GALANT PRZEDSIEBIORSTWO HANDLOWO PRODUKCYJNE SP. Z O.O., DAMIANEX S.A., DELIKATES SP. Z O.O., FINE WINE & SPIRIT (FWS) SP. Z O.O., IMPERIAL SP. Z O.O., MIRO SP. Z O.O., MTC SP. Z O.O., MULTI-EX SP. Z O.O., ONUFRY S.A., PANTA HURT SP. ZO.O., POLNIS DYSTRYBUCJA SP. Z O.O., POLSKIE HURTOWNIE ALKOHOLI SP. Z O.O., PRZEDSIEBIORSTWO DYSTRYBUCJI ALKOHOLI AGIS S.A., PRZEDSIĘBIORSTWO HANDLU SPOŻYWCZEGO SP. Z O.O., PWW SP. Z O.O., SAOL DYSTRYBUCJA SP. Z O.O. (the “Guarantors”);

(4)	BANK POLSKA KASA OPIEKI S.A., with its registered seat in Warsaw, at ul. Grzybowska 53/57, registered under KRS No. 0000014843, with share capital of PLN 262,212,629.00 REGON 000010205, NIP 526-00-06-841, (the “Lender”); and

(5)	BANK POLSKA KASA OPIEKI S.A. as agent and security agent (respectively the “Agent” and the “Security Agent”).

INTRODUCTION

INTRODUCTION

(A)	Pursuant to a facility agreement dated 21 December 2007 and made between the Borrower, Fortis Bank Polska S.A. (“Transferring Lender 1”) as arranger, agent, security agent and lender, Fortis Bank S.A./N.V., Austrian Branch (“Transferring Lender 2” jointly, the “Transferring Lenders”) as lender and the Current Lender as lender (the “Original Facility Agreement”), a PLN 300,000,000 term loan facility was made available to the Borrower.

(B)	The Original Facility Agreement was amended: (i) on 24 February 2009 pursuant to the terms of an assignment and resignation agreement (the “Assignment and Resignation Agreement”) and made between the Borrower, the Transferring Lenders and the Current Lender to reflect the fact that the bank performing the function of the arranger, agent and security agent has changed and the Transferring Lenders have undertaken to transfer their participations in the Facility to the Lender, and (ii) on 24 February 2009 pursuant to the terms of an amendment and restatement agreement relating to the facility agreement dated 21 December 2007 (the “Amendment and Restatement Agreement”) and made between, the Borrower, the Investor, the Guarantors and the Lender.

(C)	The Parties have amended the Original Facility Agreement as amended and restated by the Assignment and Resignation Agreement and Amendment and Restatement Agreement (“Restated Facility Agreement”), to reflect certain amendments to the facility.

(D)	The Parties have agreed to amend certain provisions of the Restated Facility Agreement.

IT IS AGREED as follows.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definition

“Operative Date” means the later of (i) the date on which the assignment of rights of Transferring Lender 1 to the Lender under clause 3.1 (Assignment of rights by Transferring Lender 1) of the Assignment and Resignation Agreement, and (ii) the date on which the assignment of rights of Transferring Lender 2 to the Lender under clause 3.2 (Assignment of rights by Transferring Lender 2) of the Assignment and Resignation Agreement become effective and the Transferring Lenders cease to be parties to the Restated Facility Agreement.

1.2	Incorporation of Defined Terms

Terms defined in the Restated Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Restated Facility Agreement shall have effect as if set out in this Amendment Agreement.

1.3	Clauses

In this Amendment Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.	AMENDMENTS TO THE RESTATED FACILITY AGREEMENT

As from the Operative Date, the Parties make the following amendments to the Restated Facility Agreement:

2.1	In clause 1.1 (Definitions) of the Restated Facility Agreement the definition of the “Final Maturity Date” is amended to be read:

“Final Maturity Date” means 24 February 2011.”

2.2	Clause 5 (Repayment) of the Restated Facility Agreement is amended by deleting the existing provisions and substituting them with the following:

“5. REPAYMENT

5.1 Repayment of the Facility

5.1.1 The Borrower shall repay the Facility made to it in instalments by repaying on each Repayment Date (as described below) the amount set out opposite each Repayment Date below:

Repayment Date	Repayment Instalment being the amount due to be repaid on the corresponding Repayment Date (or if less, the outstanding amount of Facility)

24 August 2010	PLN 60,000,000

Final Maturity Date	PLN 180,000,000

5.2 Repayment of the outstanding amounts on the Final Maturity Date

Notwithstanding Clause 5.1 (Repayment of the Facility) the Borrower shall repay the Facility in full on the Final Maturity Date.

5.3 No re-borrowing

The Borrower may not reborrow any part of the Facility which is prepaid or repaid.”

2.3	Clause 10.1 (Length of Interest Periods) of the Restated Facility Agreement is amended by deleting the existing provisions and substituting them with the following:

“10.1 Length of Interest Periods

10.1.1. The Borrower may select an Interest Period of one or three Months or any other period agreed between the Borrower and the Agent in a Selection Notice.

10.1.2 Each Selection Notice is irrevocable and must be delivered to the Agent by the Borrower not later than 2 Business Days before the end of an Interest Period.

10.1.3 If the Borrower fails to deliver a Selection Notice to the Agent in accordance with Clause 10.1.2 above, the relevant Interest Period will be the same as the immediately preceding Interest Period.

10.1.4 The first Interest Period for the amended and restated Facility shall start on the later of (i) date on which the assignment of rights of Transferring Lender 1 to the Lender under clause 3.1 (Assignment of rights by Transferring Lender 1) of the Assignment and Resignation Agreement, and (ii) date on which the assignment of rights of Transferring Lender 2 to the Lender under clause 3.2 (Assignment of rights by Transferring Lender 2) of the Assignment and Resignation Agreement become effective and thereafter any succeeding Interest Period shall start on the last day of its preceding Interest Period and, in each case, end on the last Business Day of that Interest Period.

10.1.5 An Interest Period for an Advance shall not extend beyond the Final Maturity Date.”

3.	REPRESENTATIONS

The Obligors make the Repeating Representations as if each reference therein to “the Finance Documents” includes a reference to this Agreement.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing Obligations

The provisions of the Finance Documents shall, save as amended hereby, continue in full force and effect. The Parties acknowledge and agree that this Agreement does not constitute and shall not effect a novation (odnowienie) within the meaning of Article 506 of the Polish Civil Code.

4.2	No waiver

Nothing in this Amendment Agreement shall affect the rights of the Finance Parties in respect of the occurrence of any Default which is continuing on the date of this Amendment Agreement or which arises on or after the date of this Amendment Agreement.

4.3	Further Assurance

The Obligors shall, at the request of the Agent and at their own expense, do all such acts and things as the Agent deems reasonably necessary or desirable to perform its obligations under this Amendment Agreement and to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

5.	FEES, COSTS AND EXPENSES

5.1	Transaction Expenses

The Borrower shall, from time to time on demand of the Agent, reimburse the Agent for all costs and expenses (capped in the case of the costs of Polish and Hungarian counsel at the amount agreed in the engagement letter between the Agent and the Agent’s counsel dated 16 January 2009 with amendments, if any) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Amendment Agreement, any other document referred to in this Amendment Agreement and the completion of the transactions herein contemplated (including the amendments to the Security Documents and their registration with appropriate courts).

5.2	Preservation and Enforcement of Rights

The Borrower shall, from time to time on demand of the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under this Amendment Agreement and any other document referred to in this Amendment Agreement.

5.3	Stamp Taxes

The Borrower shall pay all stamp, registration and other taxes to which this Amendment Agreement, any other document referred to in this Amendment Agreement or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

6.	MISCELLANEOUS

6.1	Finance Document

This Amendment Agreement is hereby designated as a Finance Document.

6.2	Incorporation of Terms

The provisions of clause 31 (Notices), clause 33 (Partial Invalidity), clause 34 (Remedies and Waivers) and clause 38 (Enforcement) of the Restated Facility Agreement shall be incorporated into this Amendment Agreement as if set out in full herein and as if references therein to “this Amendment Agreement” or “the Finance Documents” are references to this Amendment Agreement.

6.3	Counterparts

This Amendment Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

6.4	Governing Law

This Amendment Agreement is governed by Polish law.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorised representatives on the date set forth above.

SIGNATURES

THE BORROWER

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

THE INVESTOR

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

THE GUARANTORS

ASTOR SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

BOLS HUNGARY KFT

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

BOLS SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

BOTAPOL HOLDING B.V.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

DAKO-GALANT PRZEDSIEBIORSTWO HANDLOWO PRODUKCYJNE SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

DAMIANEX S.A.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

DELIKATES SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

FINE WINE & SPIRIT (FWS) SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

IMPERIAL SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

MIRO SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

MTC SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

MULTI-EX SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

ONUFRY S.A.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

PANTA HURT SP. ZO.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

POLNIS DYSTRYBUCJA SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

POLSKIE HURTOWNIE ALKOHOLI SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

PRZEDSIEBIORSTWO DYSTRYBUCJI ALKOHOLI AGIS S.A.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

PRZEDSIĘBIORSTWO HANDLU SPOŻYWCZEGO SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

PWW SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

SAOL DYSTRYBUCJA SP. Z O.O.

/s/ Przemysław Witas
By:	Przemysław Witas

Address for notices:

C/O	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC
Address:	ul. Bobrowiecka 6, 00-728 Warsaw, Poland
Fax:	+48 22 45 66 001
Attention:	Management Board

THE AGENT

BANK POLSKA KASA OPIEKI S.A.

/s/ Monika Karolak
By:	Monika Karolak

/s/ Barbara Jarzembowska
By:	Barbara Jarzembowska

THE SECURITY AGENT

BANK POLSKA KASA OPIEKI S.A.

/s/ Monika Karolak
By:	Monika Karolak

/s/ Barbara Jarzembowska
By:	Barbara Jarzembowska

THE LENDER

BANK POLSKA KASA OPIEKI S.A.

/s/ Monika Karolak
By:	Monika Karolak

/s/ Barbara Jarzembowska
By:	Barbara Jarzembowska